                                                                    EXHIBIT 99.1

                      SUMMARY CONSOLIDATED FINANCIAL DATA

     The following summary consolidated financial data should be read in conjunction with our historical consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Exchange Act filings.

     The summary consolidated financial data as of and for each of the years ended December 31, 1996, 1997, 1998, 1999 and 2000 set forth below have been derived from our audited consolidated financial statements. The summary consolidated financial data as of and for the three months ended March 31, 2001 and 2000 and the twelve months ended March 31, 2001 set forth below have been derived from our unaudited consolidated condensed financial statements. In the opinion of management, the unaudited consolidated condensed financial statements from which the data below is derived contain all adjustments, which consist only of normal recurring adjustments, necessary to present fairly our financial position and results of operations as of the applicable dates and for the applicable periods. Historical results are not necessarily indicative of the results to be expected in the future.

                                                                                                  THREE MONTHS        TWELVE
                                                                                                      ENDED           MONTHS
                                                     YEAR ENDED DECEMBER 31,                        MARCH 31,          ENDED
                                     --------------------------------------------------------   -----------------    MARCH 31,
                                       1996        1997         1998        1999       2000      2000      2001        2001
                                     ---------   ---------   ----------   --------   --------   -------   -------   -----------
                                                          (In thousands)                           (Unaudited)      (Unaudited)
STATEMENT OF OPERATIONS DATA:
Revenues...........................  $ 130,806   $ 144,533   $  128,572   $231,739   $225,767   $53,746   $61,368    $233,389
Cost of revenues...................     55,911      57,610       51,278    118,305    116,179    27,911    33,450     121,718
Selling and administrative
  expenses(1)......................     66,775      65,020       60,613     73,653     68,468    15,898    17,836      70,406
Provision for doubtful accounts....      7,591       6,599        6,342      7,193      7,043     1,667     1,778       7,154
Amortization of intangible
  accounts.........................     30,083      36,604       27,700      9,439      9,803     2,446     2,457       9,814
Restructuring charges(2)...........     22,525          --           --      4,241      1,599        --        --       1,599
Asset impairment charges(2)........         --          --       82,885         --         --        --        --          --
                                     ---------   ---------   ----------   --------   --------   -------   -------    --------
  Operating earnings (loss) from
    continuing operations..........    (52,079)    (21,300)    (100,246)    18,908     22,675     5,824     5,847      22,698
Interest income....................      1,177         794          475        474        444        91       102         455
Interest expense...................       (353)       (311)      (1,083)    (8,185)    (8,600)   (2,267)   (1,809)     (8,142)
Other income (expense), net........        134         (85)         448     16,169      8,275     5,057      (759)      2,459
                                     ---------   ---------   ----------   --------   --------   -------   -------    --------
  Earnings (loss) from continuing
    operations before income
    taxes..........................    (51,121)    (20,902)    (100,406)    27,366     22,794     8,705     3,381      17,470
Income tax benefit (expense).......         --          --           --      4,000     (9,100)   (3,379)   (1,350)     (7,071)
                                     ---------   ---------   ----------   --------   --------   -------   -------    --------
  Earnings (loss) from continuing
    operations.....................    (51,121)    (20,902)    (100,406)    31,366     13,694     5,326     2,031      10,399
Earnings (loss) from discontinued
  operations, net of income
  taxes............................         --          --       (1,136)     2,640         --       430        --        (430)
                                     ---------   ---------   ----------   --------   --------   -------   -------    --------
  Net earnings (loss)..............    (51,121)    (20,902)    (101,542)    34,006     13,694     5,756     2,031       9,969
Redeemable preferred stock
  dividends........................         --          --           --     (3,049)    (3,200)     (800)     (800)     (3,200)
Accretion of Series B redeemable
  preferred stock..................         --          --           --       (420)      (441)     (109)     (109)       (441)
                                     ---------   ---------   ----------   --------   --------   -------   -------    --------
  Net earnings (loss) available to
    common shareholders............  $ (51,121)  $ (20,902)  $ (101,542)  $ 30,537   $ 10,053   $ 4,847   $ 1,122    $  6,328
                                     =========   =========   ==========   ========   ========   =======   =======    ========

                                                                                                  THREE MONTHS        TWELVE
                                                                                                      ENDED           MONTHS
                                                       YEAR ENDED DECEMBER 31,                      MARCH 31,          ENDED
                                         ----------------------------------------------------   -----------------    MARCH 31,
                                           1996       1997       1998       1999       2000      2000      2001        2001
                                         --------   --------   --------   --------   --------   -------   -------   -----------
                                                            (In thousands)                         (Unaudited)      (Unaudited)
OTHER OPERATING DATA:
  EBITDA(3)............................  $  5,498   $ 20,612   $ 15,692   $ 36,457   $ 39,486   $ 9,348   $ 9,502    $ 39,640
  Capital expenditures from continuing
    operations.........................     3,868      2,529      3,941      5,128      7,395       810     1,981       8,566
  Segment revenues
    Women's Health.....................   122,261    128,489    115,147    109,986    109,716    26,489    25,529     108,756
    Diabetes Supplies and Services.....        --         --         39    110,529    114,694    27,008    35,364     123,050
    Other segments(4)..................     8,545     16,044     20,029     11,224      1,357       249       475       1,583

                                                                                                  THREE MONTHS        TWELVE
                                                                                                      ENDED           MONTHS
                                                       YEAR ENDED DECEMBER 31,                      MARCH 31,          ENDED
                                         ----------------------------------------------------   -----------------    MARCH 31,
                                           1996       1997       1998       1999       2000      2000      2001        2001
                                         --------   --------   --------   --------   --------   -------   -------   -----------
                                                                                                   (Unaudited)      (Unaudited)
SELECTED RATIOS:
  Ratio of earnings to fixed
    charges(5).........................     (23.5)      (7.9)     (29.9)       3.6        3.1       4.1       2.5         2.7
  Ratio of EBITDA to interest
    expense............................      15.6       66.3       14.5        4.5        4.6       4.1       5.3         4.9
  Ratio of total debt to EBITDA(6).....       0.9        0.1        1.2        2.8        2.2       2.4       1.9         1.8
  Ratio of total debt to total
    capitalization(6)..................       2.8%       1.7%      27.7%      42.0%      38.8%     39.1%     34.0%       34.0%

                                                           DECEMBER 31,                            MARCH 31, 2001
                                        ---------------------------------------------------   -------------------------
                                          1996       1997      1998       1999       2000      ACTUAL    AS ADJUSTED(7)
                                        --------   --------   -------   --------   --------   --------   --------------
                                                          (In thousands)                             (Unaudited)
BALANCE SHEET DATA:
Cash and cash equivalents.............  $  6,930   $  9,086   $ 9,109   $  9,548   $  3,915   $  1,535      $  1,229
Working capital.......................    22,025     41,152    36,341     58,404     51,603     40,157        47,441
Total assets..........................   223,188    191,132    97,034    285,713    268,293    248,661       253,355
Long-term debt (including current
  portion)............................     5,020      2,596    19,103    101,452     88,811     72,335       124,011
Shareholders' equity..................   173,178    153,169    49,881     99,244     98,850     98,961        95,585

------------
    (1) Includes $1,228,000 of executive severance expense in 2000.

    (2) See Notes to Consolidated Financial Statements included herein.

    (3) EBITDA is defined as earnings (loss) from continuing operations before depreciation and amortization, net interest expense, and nonrecurring items (including restructuring charges, asset impairment charges, executive severance expenses, earnings (loss) from our divested infertility practice management services business ($789,000 in 1996, $(32,000) in 1997, $761,000 in 1998 and $(679,000) in 1999), and other income, net). EBITDA is commonly used as an analytical indicator within the healthcare industry, and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

    (4) Other segments include respiratory disease management, clinical records software and services (a business we exited in the second quarter of 2000) and infertility practice management services (portions of which were sold during the third and fourth quarters of 1999).

    (5) The ratio of earnings to fixed charges was calculated by dividing (i) earnings (loss) from continuing operations before income taxes plus fixed charges by (ii) fixed charges, which consist of interest expense and the portion of rental expense under operating leases estimated to be representative of the interest factor. Giving effect to this offering to repay outstanding indebtedness and to repurchase certain debt securities and the application of a portion of the net proceeds from the offering for that purpose as described under "Use of Proceeds", as if these transactions occurred on the first day of the period, our pro forma ratio of earnings to fixed charges for the three months ended March 31, 2001 would have been 2.2.

    (6) Includes the current portion of long-term debt.

    (7) Adjusted to reflect the use of the proceeds to repurchase outstanding Series A convertible preferred stock, Series B redeemable preferred stock, warrants to purchase common stock and subordinated notes and to repay all of the outstanding indebtedness under our existing term and revolving credit facility.

                                 CAPITALIZATION

     The following table sets forth our historical capitalization as of March 31, 2001 and our capitalization on an as adjusted basis to reflect the sale of the notes and the application of the net proceeds from the notes to repay bank debt and repurchase certain outstanding securities.

     You should read the information in this table together with our unaudited consolidated condensed financial statements and the notes to those statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Exchange Act filings.

                                                                    MARCH 31, 2001
                                                              --------------------------
                                                                                 AS
                                                                ACTUAL        ADJUSTED
                                                              -----------    -----------
                                                              (Unaudited, in thousands)
Cash and cash equivalents...................................   $   1,535      $   1,229
                                                               =========      =========
Accrued liabilities:
  Accrued interest..........................................   $   1,289      $      38
  Accrued preferred stock dividends.........................         800             --
                                                               ---------      ---------
         Total accrued interest and dividends...............   $   2,089      $      38
                                                               =========      =========
Long-term debt:
  Current portion of long-term debt.........................   $   7,630      $   1,641
  Long-term obligations, net of current portion:
    Long-term bank debt and capital lease obligations.......      64,705          5,495
    11% Senior Notes due 2008 (net of discount).............          --        116,875
                                                               ---------      ---------
         Total long-term debt...............................      72,335        124,011
                                                               ---------      ---------

Redeemable preferred stock, $.01 par value. Authorized
  50,000 shares:
  Series A convertible, redeemable; 10 shares outstanding,
    actual and no shares outstanding as adjusted............      10,000             --
  Series B redeemable; 35 shares outstanding actual and no
    shares outstanding, as adjusted.........................      31,555             --
                                                               ---------      ---------
         Total redeemable preferred stock...................      41,555             --
                                                               ---------      ---------
Common shareholders' equity:
  Common stock, $.01 par value. Authorized 25,000 shares:
    issued and outstanding 8,721 shares actual and as
    adjusted................................................          87             87
  Additional paid-in capital................................     288,034        284,658
  Accumulated deficit.......................................    (184,851)      (184,851)
  Accumulated other comprehensive loss......................        (774)          (774)
  Notes receivable and accrued interest from shareholder....      (3,535)        (3,535)
                                                               ---------      ---------
         Total common shareholders' equity..................      98,961         95,585
                                                               ---------      ---------
         Total capitalization...............................   $ 212,851      $ 219,596
                                                               =========      =========

                SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

     The following selected consolidated financial data should be read in conjunction with our historical consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this offering memorandum.

     The selected consolidated financial data as of and for each of the years ended December 31, 1996, 1997, 1998, 1999 and 2000 set forth below have been derived from our audited consolidated financial statements. The selected consolidated financial data as of and for the three months ended March 31, 2001 and 2000 and the twelve months ended March 31, 2001 set forth below have been derived from our unaudited consolidated condensed financial statements. In the opinion of management, the unaudited consolidated condensed financial statements from which the data below is derived contain all adjustments, which consist only of normal recurring adjustments, necessary to present fairly our financial position and results of operations as of the applicable dates and for the applicable periods. Historical results are not necessarily indicative of the results to be expected in the future.

                                                                                                  THREE MONTHS        TWELVE
                                                                                                      ENDED           MONTHS
                                                       YEAR ENDED DECEMBER 31,                      MARCH 31,          ENDED
                                        -----------------------------------------------------   -----------------    MARCH 31,
                                          1996       1997       1998        1999       2000      2000      2001        2001
                                        --------   --------   ---------   --------   --------   -------   -------   -----------
                                            (In thousands, except for per share amounts)           (Unaudited)      (Unaudited)
STATEMENT OF OPERATIONS DATA:
Revenues..............................  $130,806   $144,533   $ 128,572   $231,739   $225,767   $53,746   $61,368    $233,389
Cost of revenues......................    55,911     57,610      51,278    118,305    116,179    27,911    33,450     121,718
Selling and administrative
  expenses(1).........................    66,775     65,020      60,613     73,653     68,468    15,898    17,836      70,406
Provision for doubtful accounts.......     7,591      6,599       6,342      7,193      7,043     1,667     1,778       7,154
Amortization of intangible accounts...    30,083     36,604      27,700      9,439      9,803     2,446     2,457       9,814
Restructuring charges(2)..............    22,525         --          --      4,241      1,599        --        --       1,599
Asset impairment charges(2)...........        --         --      82,885         --         --        --        --          --
                                        --------   --------   ---------   --------   --------   -------   -------    --------
  Operating earnings (loss) from
    continuing operations.............   (52,079)   (21,300)   (100,246)    18,908     22,675     5,824     5,847      22,698
Interest income.......................     1,177        794         475        474        444        91       102         455
Interest expense......................      (353)      (311)     (1,083)    (8,185)    (8,600)   (2,267)   (1,809)     (8,142)
Other income (expense), net...........       134        (85)        448     16,169      8,275     5,057      (759)      2,459
                                        --------   --------   ---------   --------   --------   -------   -------    --------
  Earnings (loss) from continuing
    operations before income taxes....   (51,121)   (20,902)   (100,406)    27,366     22,794     8,705     3,381      17,470
Income tax benefit (expense)..........        --         --          --      4,000     (9,100)   (3,379)   (1,350)     (7,071)
                                        --------   --------   ---------   --------   --------   -------   -------    --------
  Earnings (loss) from continuing
    operations........................   (51,121)   (20,902)   (100,406)    31,366     13,694     5,326     2,031      10,399
Earnings (loss) from discontinued
  operations, net of income taxes.....        --         --      (1,136)     2,640         --       430        --        (430)
                                        --------   --------   ---------   --------   --------   -------   -------    --------
        Net earnings (loss)...........   (51,121)   (20,902)   (101,542)    34,006     13,694     5,756     2,031       9,969
Redeemable preferred stock
  dividends...........................        --         --          --     (3,049)    (3,200)     (800)     (800)     (3,200)
Accretion of Series B redeemable
  preferred stock.....................        --         --          --       (420)      (441)     (109)     (109)       (441)
                                        --------   --------   ---------   --------   --------   -------   -------    --------
        Net earnings (loss) available
          to common shareholders......  $(51,121)  $(20,902)  $(101,542)  $ 30,537   $ 10,053   $ 4,847   $ 1,122    $  6,328
                                        ========   ========   =========   ========   ========   =======   =======    ========
Net earnings (loss) per common share
  Basic:
    Continuing operations.............  $  (6.33)  $  (2.29)  $  (10.98)  $   3.05   $   1.10   $  0.48   $  0.13    $   0.75
    Discontinued operations...........        --         --       (0.12)      0.29         --      0.05        --       (0.05)
                                        --------   --------   ---------   --------   --------   -------   -------    --------
                                        $  (6.33)  $  (2.29)  $  (11.10)  $   3.34   $   1.10   $  0.53   $  0.13    $   0.70
                                        ========   ========   =========   ========   ========   =======   =======    ========
  Diluted:
    Continuing operations.............  $  (6.33)  $  (2.29)  $  (10.98)  $   2.82   $   1.05   $  0.44   $  0.13    $   0.74
    Discontinued operations...........        --         --       (0.12)      0.26         --      0.04        --       (0.05)
                                        --------   --------   ---------   --------   --------   -------   -------    --------
                                        $  (6.33)  $  (2.29)  $  (11.10)  $   3.08   $   1.05   $  0.48   $  0.13    $   0.69
                                        ========   ========   =========   ========   ========   =======   =======    ========
Weighted average shares
  outstanding(3):
  Basic...............................     8,082      9,132       9,145      9,151      9,139     9,206     8,749       9,025
  Diluted.............................     8,082      9,132       9,145     10,036      9,946    10,250     8,811       9,169

                                                                                                  THREE MONTHS        TWELVE
                                                                                                      ENDED           MONTHS
                                                       YEAR ENDED DECEMBER 31,                      MARCH 31,          ENDED
                                        -----------------------------------------------------   -----------------    MARCH 31,
                                          1996       1997       1998        1999       2000      2000      2001        2001
                                        --------   --------   ---------   --------   --------   -------   -------   -----------
                                                  (In thousands, except for ratios)                (Unaudited)      (Unaudited)
OTHER OPERATING DATA:
EBITDA(4).............................  $  5,498   $ 20,612   $  15,692   $ 36,457   $ 39,486   $ 9,348   $ 9,502    $ 39,640
Capital expenditures from continuing
  operations..........................     3,868      2,529       3,941      5,128      7,395       810     1,981       8,566
Segment revenues:
  Women's Health......................   122,261    128,489     115,147    109,986    109,716    26,489    25,529     108,756
  Diabetes Supplies and Services......        --         --          39    110,529    114,694    27,008    35,364     123,050
  Other segments(5)...................     8,545     16,044      20,029     11,224      1,357       249       475       1,583
SELECTED RATIOS:
Ratio of earnings to fixed
  charges(6)..........................     (23.5)      (7.9)      (29.9)       3.6        3.1       4.1       2.5         2.7
Ratio of EBITDA to interest expense...      15.6       66.3        14.5        4.5        4.6       4.1       5.3         4.9
Ratio of total debt to EBITDA(7)......       0.9        0.1         1.2        2.8        2.2       2.4       1.9         1.8
Ratio of total debt to total
  capitalization(7)...................       2.8%       1.7%       27.7%      42.0%      38.8%     39.1%     34.0%       34.0%

                                                                      DECEMBER 31,                            MARCH 31,
                                                   ---------------------------------------------------   -------------------
                                                     1996       1997      1998       1999       2000       2000       2001
                                                   --------   --------   -------   --------   --------   --------   --------
                                                                     (In thousands)                          (Unaudited)
BALANCE SHEET DATA:
  Cash and cash equivalents......................  $  6,930   $  9,086   $ 9,109   $  9,548   $  3,915   $  5,302   $  1,535
  Working capital................................    22,025     41,152    36,341     58,404     51,603     44,835     40,157
  Total assets...................................   223,188    191,132    97,034    285,713    268,293    272,350    248,661
  Long-term debt (including current portion).....     5,020      2,596    19,103    101,452     88,811     89,610     72,335
  Shareholders' equity...........................   173,178    153,169    49,881     99,244     98,850     98,524     98,961

------------

(1) Includes $1,228,000 of executive severance expenses in 2000.

(2) See Notes to Consolidated Financial Statements included herein.

(3) Adjusted to reflect a four-for-one stock split, effective in December 2000, under which every four shares of our common stock were converted into one new share of common stock.

(4) EBITDA is defined as earnings (loss) from continuing operations before depreciation and amortization, net interest expense, and nonrecurring items (including restructuring charges, asset impairment charges, executive severance expenses, earnings (loss) from our divested infertility practice management services business ($789,000 in 1996, $(32,000) in 1997, $761,000 in 1998 and $(679,000) in 1999), and other income, net). EBITDA is commonly used as an analytical indicator within the healthcare industry, and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

(5) Other segments include respiratory disease management, clinical records software and services (business was exited in the second quarter of 2000) and infertility practice management services (portions of which were sold during the third and fourth quarters of 1999).

(6) The ratio of earnings to fixed charges was calculated by dividing (i) earnings (loss) from continuing operations before income taxes plus fixed charges by (ii) fixed charges, which consist of interest expense and the portion of rental expense under operating leases estimated to be representative of the interest factor. Giving effect to this offering to repay outstanding indebtedness and to repurchase certain debt securities and the application of a portion of the net proceeds from the offering for that purpose as described under "Use of Proceeds", as if these transactions occurred on the first day of the period, our pro forma ratio of earnings to fixed charges for the three months ended March 31, 2001 would have been 2.2.

(7) Includes the current portion of long-term debt.